UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 28, 2012
Date of Report (date of earliest event reported)

LEAPFROG ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31396 (Commission File Number)	95-4652013 (IRS Employer Identification No.)

6401 Hollis Street, Suite 100
Emeryville, California 94608-1463
(Address of principal executive offices) (Zip Code)

(510) 420-5000 Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2012, Mark A. Etnyre, Chief Financial Officer (principal financial officer) of LeapFrog Enterprises, Inc. (the “Company”), tendered his resignation in order to spend more time with his family and pursue personal interests. Mr. Etnyre’s resignation is effective as of October 1, 2012.

Item 8.01                Other Events.

On July 5, 2012, the Company issued a press release in connection with Mr. Etnyre’s resignation. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated July 5, 2012 entitled “LeapFrog Announces Resignation of Chief Financial Officer Mark Etnyre”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc.
Date: July 5, 2012	By: /s/ John Barbour John Barbour Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 5, 2012 entitled “LeapFrog Announces Resignation of Chief Financial Officer Mark Etnyre”